                      Oppenheimer U.S. Government Trust
                   Supplement dated January 4, 2005 to the
                      Prospectus dated October 25, 2004

1. This supplement amends the Prospectus of Oppenheimer U.S.  Government Trust
(the "Trust") dated October 25, 2004.

2. The  section  titled  "Advisory  Fees" on page 15,  under  "How the Fund is
Managed" is deleted in its entirety and replaced with the following:

      Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines as the
      Fund's assets grow: 0.60% of the first $300 million of average annual net assets of the Fund, 0.57% of the next $100 million, 0.55% of the next $400 million, 0.50% of the next $1.2 billion, and 0.475% of average annual net assets over $2.0 billion.  The Fund's management fee for its last fiscal year ended August 31, 2004 was 0.57% of average annual net assets for each class of shares.

January 4, 2004                                             PS0220.033